Offerings - Offering: 1	Oct. 22, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 9,770,000.00
Amount of Registration Fee	$ 1,495.79
Offering Note	(a) Calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $1,495.79 was paid in connection with the filing of the Schedule TO by Manulife Private Credit Plus Fund (File No. 005-94250) on August 21, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (b) Calculated at $153.10 per $1,000,000 of the Transaction Valuation.